UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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NIKE, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NIKE, INC. ** IMPORTANT NOTICE ** Regarding the Availability of Proxy Material	NIKE, Inc. Annual Meeting of the Shareholders to be held on September 22, 2008

You are receiving this communication because you hold shares in the above company, and the material you should review before you cast your vote is now available.

This communication presents only an overview of the more complete proxy material that is available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy material before voting.

Proxy Material Available • Letter to Shareholders • Annual Meeting Notice and Proxy Statement • Proxy (to vote these shares) • Form 10-K

NIKE, INC. ONE BOWERMAN DRIVE BEAVERTON, OR 97005-6453

PROXY MATERIAL - VIEW OR RECEIVE

You can choose to view the material online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before September 5, 2008.

HOW TO VIEW MATERIAL VIA THE INTERNET Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIAL
	1) INTERNET:	www.proxyvote.com/nike
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See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information	How to Vote
2008 Annual Meeting of Shareholders for Shareholders as of July 25, 2008 September 22, 2008 10:00 A.M. PDT Meeting Location: Tiger Woods Conference Center One Bowerman Drive Beaverton, OR 97005

Vote in Person

Attendees of the NIKE, Inc. Annual Meeting of the Shareholders will need to verify they are Shareholders. Please bring one of the following documents to verify ownership: this notice, a proxy statement, a copy of the e-mail from proxyvote.com, written memo from your stockbroker or fund administrator, a copy of your brokerage statement, or a brokerage voter instruction card. At the meeting you will need to request a ballot to vote your Shares.

Vote by Internet

To vote now by Internet, go to

WWW.PROXYVOTE.COM/NIKE

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. EDT September 21, 2008. Have your notice in hand when you access the web site and follow the instructions.

Meeting Directions:
From I-5 South of Portland:	I-5 North to 217 North. Follow to Hwy 26 West.
From I-5 North of Portland:	I-5 South to I-405 South. Follow to Hwy 26 West.
From I-84 East of Portland:	I-84 West to I-5 South to I-405 North. Follow to Hwy 26 West.

Exit Hwy 26 at Murray Blvd, turn left and drive one mile. Turn right on Walker Road, then left on Meadow Drive into the NIKE World Headquarters (WHQ). Check in at the Security bunker located at the top of the entry. The Tiger Woods Conference Center is located directly ahead of the Security bunker. For patron drop off only, continue straight ahead to the main entry. To park, turn left from the Security bunker onto Del Hayes Way and enter parking lots on either side of Del Hayes Way. Follow the covered sidewalk to the main entry of the Tiger Woods Conference Center. Please note that the NIKE Campus is a non-smoking location and smoking is not permitted on NIKE WHQ property.

Voting items
The annual meeting of shareholders of NIKE, Inc. will be held Monday, September 22, 2008 at 10:00 a.m. at the Tiger Woods Conference Center, One Bowerman Drive, Beaverton, Oregon 97005-6453, for the following purposes:
1.	To elect a Board of Directors for the ensuing year.
	Election by Class A:
	Nominees:	01)	John G. Connors	06)	Mark G. Parker
		02)	Timothy D. Cook	07)	Johnathan A. Rodgers
		03)	Ralph D. DeNunzio	08)	Orin C. Smith
		04)	Douglas G. Houser	09)	John R. Thompson, Jr.
		05)	Philip H. Knight
2.	To ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm.
3.	To transact such other business as may properly come before the meeting.
The Board of Directors recommends a vote “FOR” Proposals 1 and 2.

These items of business are more fully described in the Proxy Statement. The record date for the annual meeting is July 25, 2008. Only shareholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. To vote now by Internet, go to www.proxyvote.com/nike.

Voting items
The annual meeting of shareholders of NIKE, Inc. will be held Monday, September 22, 2008 at 10:00 a.m. at the Tiger Woods Conference Center, One Bowerman Drive, Beaverton, Oregon 97005-6453, for the following purposes:
1.	To elect a Board of Directors for the ensuing year.
Election by Class B:
	Nominees:	01)	Jill K. Conway
		02)	Alan B. Graf, Jr.
		03)	Jeanne P. Jackson
2.	To ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm.
3.	To transact such other business as may properly come before the meeting.
The Board of Directors recommends a vote “FOR” Proposals 1 and 2.

These items of business are more fully described in the Proxy Statement. The record date for the annual meeting is July 25, 2008. Only shareholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. To vote now by Internet, go to www.proxyvote.com/nike.